Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	David J. Kaye
Chief Financial Officer
(617) 912-3949

Erica E. Smith
Investor Relations
(617) 912-3766
www.bostonprivate.com

BOSTON PRIVATE REPORTS RECORD EARNINGS AND AUM

FOR THE THIRD QUARTER 2007

Double Digit Organic Growth of Three Key Business Lines

Boston, MA, October 24, 2007 – Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company”) today reported third quarter 2007 cash earnings per diluted share (defined later in this press release) of $0.54, a 20.0% increase over $0.45 per diluted share in the third quarter 2006. GAAP earnings were $0.44 per diluted share, compared to $0.36 per diluted share for the third quarter 2006, a 22.2% increase.

Included in the third quarter 2007 financials are the results from the most recent acquisition of Charter Bank (“Charter”) on July 1, 2007. More detailed financial information regarding Charter’s financial results is outlined later in this press release. In addition, included in Boston Private’s financial performance are the consolidated results for August and September from Bingham Osborn & Scarborough LLC (“BOS”), which became a majority-owned affiliate partner as of August 2007 as we acquired an additional 10% of the company, bringing our total ownership to approximately 60%.

Highlights

•

Total Net Income for the third quarter 2007 increased 27.6% to $17.4 million, compared to $13.7 million a year ago. On a same affiliate basis, net income was $16.6 million, an increase of 21.4% compared to the third quarter of 2006.

The increase in net income was driven by solid growth across the Company’s three key disciplines: private banking (an increase of 19.3%), wealth advisory (an increase of 111.2%), and investment management (an increase of 28.0%).

•

Total Revenues for the third quarter 2007 increased 19.2% to $105.5 million, compared to $88.5 million a year ago. On a same affiliate basis, total revenues were $101.6 million, representing an increase of 14.7% compared to the third quarter 2006.

•

Net Interest Income increased $7.0 million, or 16.2%, to $50.1 million. On a same affiliate basis, net interest income was up $3.2 million, or 7.4%, to $46.4 million compared with the third quarter 2006 and 4.8% on a linked quarter, same affiliate basis.

•	Organic growth, on a linked quarter basis, increased net interest income by $2.1 million.

•	Net interest margin was 3.59%, a decrease of 17 basis points from a year ago, but an increase of 12 basis points from the second quarter 2007.

•	The linked quarter change in the net interest margin was primarily due to:

•	increasing yields on our loan portfolio as a result of residential loans repricing at higher rates and deposit growth;

•	the inclusion of Charter Bank’s net interest margin, which raised the consolidated net interest margin by 6 basis points, net of financing costs; and

•	the debt issuance of $287.5 million in 3% convertible notes, which increased the net interest margin by 6 basis points.

•

Wealth Advisory Fee Income increased $3.3 million to $10.1 million for the third quarter of 2007, an increase of 49.3% over the prior year. Included in the wealth advisory fee income is $2.3 million in wealth advisory fees from BOS for the months of August and September. Excluding the BOS fee income, wealth advisory fee income grew to $7.8 million, an increase of 15.8% compared to the third quarter 2006.

•

Investment Management Fee Income for the third quarter 2007 totaled $41.8 million, an increase of 17.8% over the third quarter 2006. On a linked quarter basis, investment management fee income was up $1.5 million, or 3.7%.

•

Total Operating Expenses, including minority interests, for the third quarter increased 15.8% to $75.1 million, compared to $64.8 million a year ago. On a same affiliate basis, operating expenses were $72.5 million, an increase of 11.8%.

•

Operating Leverage was positive 2.4% for the third quarter 2007 compared with the second quarter 2007. Operating leverage was positive 0.2% for the third quarter of 2007 as compared to the third quarter of 2006.

•	Total Assets increased 20.4% to $6.6 billion over the September 30, 2006 balance of $5.5 billion. Charter Bank, acquired on July 1, 2007, had $385 million in assets at September 30, 2007.

•

Loans increased $889 million, or 21.4%, to $5.0 billion over the September 30, 2006 balance of $4.1 billion. Commercial and construction loans totaled $3.0 billion and represented 59% of the combined loan portfolio. Residential mortgage loans totaled $1.8 billion and represented 35% of the total portfolio. Loan growth was predominantly due to organic growth and the addition of Charter Bank, which added $249 million in loans for the quarter ended September 30, 2007.

•	Loan Credit Quality

•	The allowance for loan losses, as a percentage of total loans was 1.03%, up three basis points from the prior quarter.

•

Non-performing assets as a percentage of total assets increased 15 basis points to $28.2 million, which represents 0.43% of total assets, as of September 30, 2007, up from 0.28% of total assets at June 30, 2007.

•	The Company recorded $90 thousand in net charge offs during the quarter, which represented less than 0.2 basis points of total loans.

•

Deposits increased $456 million, or 11.8%, to $4.3 billion over the September 30, 2006 balance of $3.9 billion. The increase in deposits came from $239 million of organic growth, and the addition of $217 million in deposits from Charter Bank.

•

Total Assets Under Management/Advisory from consolidated and unconsolidated affiliates increased 21%, or $6.5 billion, over the prior year to $37.2 billion. On a linked quarter basis, total assets under management and advisory from consolidated and unconsolidated increased approximately $1.2 billion, or 3.3%, reflecting an annualized growth rate of 13.2%.

•

Change in Assets Under Management. On a consolidated basis, Boston Private had net inflows of funds from the investment managers and banks of approximately $351 million related to organic growth and an increase of approximately $656 million related to positive market action for the quarter.

Timothy L. Vaill, Chairman and Chief Executive Officer, said, “We had our strongest quarter ever driven by solid investment performance, positive asset flows, loan growth, and expense controls. Our results are a testament to the strength of our diversification strategy and a demonstration of our commitment to delivering long-term shareholder value. Press reports of the sub prime crisis have been so pervasive as to prompt me to order a system wide status review of credit. I am pleased to report that while we experienced a 15 basis point increase in our non-performing assets as a percentage of total assets this quarter, today we expect no material losses from these loans. Our net charge offs continue to be immaterial. In fact, cumulatively for the past eight quarters, we have reported net recoveries. We lend actively in two of the hardest hit areas of the country, namely South Florida and the Inland Empire in Southern California. We have increased our vigilance in all areas but at present feel that our conservative underwriting policies and our niche lending strategies will serve us well.”

Walter M. Pressey, President, stated, “To build a successful wealth management organization, it is essential to generate organic growth. While we are thrilled with the acquisition of Charter Bank which operates in the burgeoning Pacific Northwest market, I am equally gratified that we grew the organization organically. We were particularly pleased to see good organic deposit growth this year. Our six newer private banking offices contributed 16% of our new deposits year over year. Our wealth management fees expanded nicely and most of our investment management products continued to outperform their benchmarks. All combined to contribute to a positive return on our investments.”

David J. Kaye, Boston Private’s Chief Financial Officer, advised, “Since joining the Company just a quarter ago, I have been impressed with the quality of the talent and the highly focused approach to delivering a quality customer experience to the high net worth market. Working together during the quarter, we achieved an important long term growth metric: positive operating leverage.”

CEO Vaill concluded, “The wealth management industry faces challenges today. With challenges, opportunities ultimately arise and I believe Boston Private is uniquely positioned to capitalize on those opportunities. Our long-term objective is to deliver organic growth that will generate solid returns to our shareholders.”

Dividend Payment Continues

Concurrent with the release of the third quarter 2007 earnings, the Board of Directors of Boston Private Financial Holdings declared a cash dividend to shareholders of $0.09 per share, reflecting the quarterly earnings performance. The record date for this dividend is November 1, 2007 and the payment date is November 15, 2007.

Cash Earnings

Boston Private calculates its cash earnings by adjusting net income to exclude net amortization of intangibles, impairment, and the impact of certain non-cash share based compensation plans, and includes related tax benefits that result from purchase accounting that are deferred under GAAP. In addition to GAAP earnings, the Company believes its cash earnings report the additional value to shareholders generated by purchase accounting adjustments and the non-cash share based compensation plans. (A detailed reconciliation table is attached.)

Conference Call

Management will host a conference call to review the Company’s financial performance and business developments on October 25, 2007 at 9 a.m. Eastern time. Interested parties may join the call by dialing 800-867-0731 and the password required is “Boston”. The call will be simultaneously web cast and may be accessed on the Internet by linking through www.bostonprivate.com. A continuous telephone replay will be available beginning at 11:30 a.m. Eastern time. The replay telephone number is 800-388-9064.

Boston Private Wealth Management Group

Boston Private is a financial services company that owns independently operated affiliates located in key geographic regions of the U.S. Boston Private’s affiliates offer private banking, wealth advisory and investment management services to the high net worth marketplace, selected businesses and institutions. The Company’s strategy is to enter new markets primarily through selected acquisitions, and then expand its wealth management business by way of organic growth. It makes investments in mid-size firms in demographically attractive areas, forming geographic clusters that represent the firm’s three key disciplines. Boston Private provides continuing assistance to its affiliates with strategic matters, marketing, compliance and operations. For more information about Boston Private, visit the Company’s web site at www.bostonprivate.com

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of net amortization of intangibles, tax benefits related to purchase accounting, stock options, impairment and ESPP expense. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures considering the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Statements in this press release that are not historical facts are forward-looking statements as defined by United States securities laws. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management and advisory, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s investment advisory activities; interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	September 30, 2007	September 30, 2006	December 31, 2006
FINANCIAL DATA:
Total Balance Sheet Assets	$6,595,539	$5,478,170	$5,763,544
Stockholders’ Equity	690,303	619,240	635,197
Tangible Capital:
Boston Private Bank & Trust	172,652	154,988	160,639
Borel Private Bank & Trust	102,305	87,426	91,300
First Private Bank & Trust	51,257	46,115	48,388
Gibraltar Private Bank & Trust	86,907	75,340	78,692
Charter Bank	26,653	—	—
Investment Securities	620,821	536,057	577,903
Goodwill	365,862	318,417	335,633
Intangible Assets	124,442	125,601	125,331
Commercial and Construction Loans	2,974,098	2,382,898	2,496,234
Residential Mortgage Loans	1,761,538	1,486,942	1,546,965
Home Equity and Other Consumer Loans	302,360	278,971	268,053

Total Loans	5,037,996	4,148,811	4,311,252
Loans Held for Sale	2,959	5,034	5,224
Allowance for Loan Losses and Off-Balance Sheet Risk	56,161	47,707	48,973
Non-performing Loans	25,574	12,592	9,999
Repossessed Assets, Net	475	550	550
Other Real Estate Owned, Net	2,116	—	—
Total Non-performing Assets	28,165	13,142	10,549
Deposits	4,310,908	3,854,594	4,077,831
Borrowings	1,465,000	871,160	914,529

Book Value Per Share	$18.46	$16.96	$17.19
Market Price Per Share	$27.84	$27.88	$28.21

ASSETS UNDER MANAGEMENT AND ADVISORY:

Westfield Capital Management	$12,306,000	$9,074,000	$10,102,000
Boston Private Bank & Trust	2,784,000	2,309,000	2,369,000
Sand Hill Advisors	1,205,000	1,151,000	1,252,000
Boston Private Value Investors	870,000	914,000	961,000
RINET Company	1,398,000	1,202,000	1,262,000
Borel Private Bank & Trust	740,000	683,000	731,000
Dalton, Greiner, Hartman, Maher & Co.	1,780,000	2,784,000	2,302,000
KLS Professional Advisors Group	4,355,000	3,494,000	3,727,000
Gibraltar Private Bank & Trust	1,046,000	888,000	907,000
Anchor Capital Holdings	7,648,000	5,806,000	6,444,000
First Private Bank & Trust	22,000	—	5,000
Bingham, Osborn, & Scarborough (1)	2,098,000	1,634,000	1,777,000
Less: Inter-company Relationship	(254,000)	(211,000)	(238,000)

Consolidated Affiliate Assets Under Management and Advisory	$35,998,000	$29,728,000	$31,601,000

Coldstream Capital Management	1,188,000	1,000,000	1,090,000

Total Assets Under Management and Advisory	$37,186,000	$30,728,000	$32,691,000

FINANCIAL RATIOS:

Stockholders’ Equity/Total Assets	10.47%	11.30%	11.02%
Non-performing Loans/Total Loans	0.51%	0.30%	0.23%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.11%	1.15%	1.14%
Tangible Capital/ Tangible Assets	3.28%	3.48%	3.29%

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
OPERATING RESULTS:
Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$51,969	$44,646	$142,949	$134,316
FTE Adjustment	1,821	1,488	5,178	4,188

Net Interest Income	50,148	43,158	137,771	130,128

Investment Management & Trust Fees:
Westfield Capital Management	19,405	14,238	54,814	41,877
Boston Private Bank & Trust	4,021	3,352	11,564	10,240
Boston Private Value Investors	1,737	1,701	5,236	5,057
Borel Private Bank & Trust	1,256	1,149	3,624	3,196
Gibraltar Private Bank & Trust	2,051	1,640	5,946	4,715
Dalton, Greiner, Hartman, Maher & Co.	4,079	6,559	12,586	21,139
First Private Bank & Trust	25	—	74	—
Anchor Capital Holdings	9,229	6,854	25,965	9,119

Total Investment Management & Trust Fees	41,803	35,493	119,809	95,343
Wealth Advisory Fees:
RINET Company	2,403	2,029	6,913	6,046
Sand Hill Advisors	1,629	1,539	5,028	4,642
KLS Professional Advisors Group	3,760	3,155	10,756	9,039
Bingham, Osborn, & Scarborough (1)	2,271	—	2,271	—
Other	52	51	148	149

Total Wealth Advisory Fees	10,115	6,774	25,116	19,876

Other Fees	2,783	2,038	8,246	5,532

Total Fees	54,701	44,305	153,171	120,751

Earnings in Equity Investments	398	528	1,663	1,519
Gain on Sale of Loans, Net	296	556	1,523	1,538
Gain on Sale of Investments, Net	3	—	11	—

Total Fees and Other Income	55,398	45,389	156,368	123,808

Total Revenue	105,546	88,547	294,139	253,936

Provision for Loan Losses	3,738	2,325	5,659	5,192

Salaries and Employee Benefits	50,312	42,244	143,584	121,827
Occupancy and Equipment	8,708	7,695	24,685	21,249
Professional Services	3,953	3,161	11,288	9,696
Marketing and Business Development	2,548	1,842	7,980	6,540
Contract Services and Processing	1,696	1,301	4,740	3,804
Amortization of Intangibles	3,728	3,736	10,785	9,775
Provision for off-balance sheet risks	(2,029)	(102)	(1,444)	599
Other	4,640	3,805	13,122	11,922

Total Operating Expense	73,556	63,682	214,740	185,412

Income before Minority Interest, Income Taxes & Impairment	28,252	22,540	73,740	63,332
Impairment of Goodwill, net of tax	—	—	10,054	—

Income before Minority Interest and Income Taxes	28,252	22,540	63,686	63,332
Minority Interest	1,509	1,120	2,529	2,679
Income Before Income Taxes	26,743	21,420	61,157	60,653
Income Tax Expense, net of impairment	9,326	7,770	25,830	21,888

Net Income	$17,417	$13,650	$35,327	$38,765

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS:

Net Income (GAAP Basis)	$17,417	$13,650	$35,327	$38,765

Cash Basis Earnings(2)
Book Amortization of Purchased Intangibles, net of tax	2,002	2,032	5,803	5,423
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,112	1,023	3,300	3,068
Impairment of Goodwill, net of tax	—	—	10,054	—
Stock options and ESPP, net of tax	1,036	829	3,082	2,792

Total Cash Basis Adjustment	4,150	3,884	22,239	11,283

Cash Basis Earnings	$21,567	$17,534	$57,566	$50,048

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
PER SHARE DATA: (In thousands, except per share data)

Calculation of Net Income for EPS:

Net Income as reported and for basic EPS	$17,417	$13,650	$35,327	$38,765
Interest on convertible trust preferred securities, net of tax (6)	750	765	2,250	2,295

Net Income for diluted EPS	$18,167	$14,415	$37,577	$41,060

Calculation of average shares outstanding:
Weighted average basic shares	36,976	35,953	36,623	35,249
Dilutive effect of:
Stock Options, Stock Grants and Other	1,463	1,270	1,540	1,414
Convertible trust preferred securities (6)	3,184	3,183	3,184	3,183

Dilutive potential common shares	4,647	4,453	4,724	4,597
Weighted average diluted shares for EPS	41,623	40,406	41,347	39,846

Earnings per Share:
Basic	$0.47	$0.38	$0.96	$1.10
Diluted (6)	$0.44	$0.36	$0.91	$1.03

RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.44	$0.36	$0.91	$1.03
Cash Basis Adjustment	$0.10	$0.09	$0.54	$0.28

Cash Basis Earnings Per Diluted Share	$0.54	$0.45	$1.45	$1.31

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
OPERATING RATIOS & STATISTICS:

Return on Average Equity	10.29%	8.95%	8.21%	9.01%
Return on Average Assets	1.07%	1.02%	0.91%	0.99%
Net Interest Margin	3.59%	3.76%	3.52%	3.91%
Core Net Interest Margin (3)	3.83%	4.03%	3.78%	4.19%
Total Fees and Other Income/Total Revenue	52.49%	51.26%	53.16%	48.76%
Efficiency Ratio	67.36%	67.51%	69.36%	68.62%
Loans Charged-off, Net of (Recoveries)	$90	$(101)	$(428)	$438

RECONCILIATION OF NIM TO CORE NIM

Net Interest Margin	3.59%	3.76%	3.52%	3.91%
Effect of Trust Preferred & Acqusition Financing	0.24%	0.27%	0.26%	0.28%
Core Net Interest Margin (3)	3.83%	4.03%	3.78%	4.19%

CASH OPERATING RATIOS:

Return on Average Equity (4)	12.74%	11.50%	13.38%	11.64%
Return on Average Assets (5)	1.33%	1.31%	1.48%	1.28%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

	Three Months Ended September 30, 2007			Three Months Ended September 30, 2006
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE BALANCE SHEET:

AVERAGE ASSETS:
Earnings Assets
Cash and investment	$775,588	$8,631	5.01%	$638,334	$6,497	4.61%
Loans
Commercial and Construction	2,922,801	57,117	7.79%	2,298,433	44,704	7.76%
Residential Mortgage	1,733,467	26,383	6.09%	1,485,702	20,983	5.65%
Home Equity and Other Consumer	296,020	6,025	7.94%	274,387	5,478	7.69%

Total Earning Assets	5,727,876	98,156	7.20%	4,696,856	77,662	6.98%

Allowance for Loan Losses	(52,170)			(40,695)
Cash and due From Banks	80,293			61,280
Other Assets	738,978			654,049

TOTAL AVERAGE ASSETS	$6,494,977			$5,371,490

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY:

Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$563,174	$2,983	2.10%	$446,870	$1,905	1.69%
Money Market	1,836,110	15,554	3.36%	1,754,157	13,275	3.00%
Certificate of Deposits	1,067,439	13,067	4.86%	771,820	8,365	4.30%

Total Deposits	3,466,723	31,604	3.62%	2,972,847	23,545	3.14%
Junior Subordinated Debentures	507,174	5,784	5.47%	234,021	3,304	5.53%
FHLB Borrowings and Other	932,362	10,620	4.44%	694,463	7,655	4.31%

Total Interest-Bearing Liabilities	4,906,259	48,008	4.47%	3,901,331	34,504	3.49%

Non-interest Bearing Demand Deposits	762,768			712,060
Payables and Other Liabilities	148,818			148,051

Total Liabilities	5,817,845			4,761,442
Stockholders’ Equity	677,132			610,048

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$6,494,977			$5,371,490

Net Interest Income		$50,148			$43,158

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE BALANCE SHEET:

AVERAGE ASSETS:
Earnings Assets
Cash and investment	$734,807	$24,039	4.93%	$693,816	$19,571	4.26%
Loans
Commercial and Construction	2,698,740	155,878	7.73%	2,164,046	123,011	7.65%
Residential Mortgage	1,641,386	72,575	5.90%	1,442,958	60,436	5.58%
Home Equity and Other Consumer	279,282	16,646	7.84%	259,461	15,106	7.64%

Total Earning Assets	5,354,215	269,138	6.79%	4,560,281	218,124	6.88%

Allowance for Loan Losses	(49,030)			(39,247)
Cash and due From Banks	76,928			62,379
Other Assets	701,268			615,088

TOTAL AVERAGE ASSETS	$6,083,381			$5,198,501

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:

Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$557,907	$8,926	2.14%	$451,697	$4,587	1.36%
Money Market	1,859,095	46,991	3.38%	1,731,579	33,565	2.59%
Certificate of Deposits	960,660	34,371	4.78%	732,790	21,478	3.92%

Total Deposits	3,377,662	90,288	3.57%	2,916,066	59,630	2.73%
Junior Subordinated Debentures	326,920	12,376	5.63%	234,021	9,848	5.63%
FHLB Borrowings and Other	846,324	28,703	4.47%	604,773	18,518	4.04%

Total Interest-Bearing Liabilities	4,550,906	131,367	3.85%	3,754,860	87,996	3.12%

Non-interest Bearing Demand Deposits	733,020			733,062
Payables and Other Liabilities	138,252			137,105

Total Liabilities	5,422,178			4,625,027
Stockholders’ Equity	661,203			573,474

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$6,083,381			$5,198,501

Net Interest Income		$137,771			$130,128

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

	September 30, 2007	September 30, 2006
Private Banking Data—Period End Data

Loans:
Boston Private Bank & Trust	$1,959,709	$1,735,437
Borel Private Bank & Trust	979,417	850,310
First Private Bank & Trust	521,730	384,104
Gibraltar Private Bank & Trust	1,326,385	1,174,832
Charter Bank	248,710	—

Deposits:
Boston Private Bank & Trust	1,825,365	1,703,753
Borel Private Bank & Trust	926,085	832,824
First Private Bank & Trust	527,171	388,888
Gibraltar Private Bank & Trust	847,070	941,635
Charter Bank	216,630	—

	Three Months Ended
	September 30, 2007	September 30, 2006
NIM:
Boston Private Bank & Trust	3.04%	3.22%
Borel Private Bank & Trust	4.43%	4.57%
First Private Bank & Trust	5.67%	6.15%
Gibraltar Private Bank & Trust	3.77%	4.37%
Charter Bank	5.10%	—

	September 30, 2007	June 30, 2007
FINANCIAL DATA:

Total Balance Sheet Assets	$6,595,539	$5,939,469
Stockholders’ Equity	690,303	663,695
Tangible Capital:
Boston Private Bank & Trust	172,652	166,093
Borel Private Bank & Trust	102,305	100,146
First Private Bank & Trust	51,257	49,157
Gibraltar Private Bank & Trust	86,907	83,608
Charter Bank	26,653	—
Investment Securities	620,821	576,137
Goodwill	365,862	311,240
Intangible Assets	124,442	118,828

Commercial and Construction Loans	2,974,098	2,701,540
Residential Mortgage Loans	1,761,538	1,603,529
Home Equity and Other Consumer Loans	302,360	281,092

Total Loans	5,037,996	4,586,161

Loans Held for Sale	2,959	8,603
Allowance for Loan Losses and Off-Balance Sheet Risk	56,161	51,995
Non-performing Loans	25,574	14,003
Repossessed Assets, Net	475	475
Other Real Estate Owned	2,116	2,116
Total Non-performing Assets	28,165	16,594
Deposits	4,310,908	3,902,432
Borrowings	1,465,000	1,256,505

Book Value Per Share	$18.46	$17.84
Market Price Per Share	$27.84	$26.87

ASSETS UNDER MANAGEMENT AND ADVISORY:

Westfield Capital Management	$12,306,000	$11,659,000
Boston Private Bank & Trust	2,784,000	2,600,000
Sand Hill Advisors	1,205,000	1,271,000
Boston Private Value Investors	870,000	943,000
RINET Company	1,398,000	1,347,000
Borel Private Bank & Trust	740,000	718,000
Dalton, Greiner, Hartman, Maher & Co.	1,780,000	1,806,000
KLS Professional Advisors Group	4,355,000	4,204,000
Gibraltar Private Bank & Trust	1,046,000	959,000
Anchor Capital Holdings	7,648,000	7,483,000
First Private Bank & Trust	22,000	21,000
Bingham, Osborn, & Scarborough (1)	2,098,000	2,038,000
Less: Inter-company Relationship	(254,000)	(250,000)

Consolidated Affiliate Assets Under Management and Advisory	$35,998,000	$34,799,000

Coldstream Capital Management	1,188,000	1,200,000

Total Unconsolidated Assets Under Management and Advisory	$37,186,000	$35,999,000

FINANCIAL RATIOS (1):

Stockholders’ Equity/Total Assets	10.47%	11.17%
Nonperforming Loans/Total Loans	0.51%	0.31%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.11%	1.13%
Tangible Capital/Tangible Assets	3.28%	4.24%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

	Three Months Ended
	September 30, 2007	June 30, 2007
OPERATING RESULTS:
Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$51,969	$45,960
FTE Adjustment	1,821	1,722

Net Interest Income	50,148	44,238

Investment Management & Trust Fees:
Westfield Capital Management	19,405	18,704
Boston Private Bank & Trust	4,021	3,857
Boston Private Value Investors	1,737	1,734
Borel Private Bank & Trust	1,256	1,241
Gibraltar Private Bank & Trust	2,051	2,057
Dalton, Greiner, Hartman, Maher & Co.	4,079	3,979
First Private Bank & Trust	25	26
Anchor Capital	9,229	8,700

Total Investment Management & Trust Fees	41,803	40,298
Wealth Advisory Fees
RINET Company	2,403	2,384
Sand Hill Advisors	1,629	1,694
KLS Professional Advisors Group	3,760	3,611
Bingham, Osborn, & Scarborough (1)	2,271	—
Other	52	48

Total Wealth Advisory Fees	10,115	7,737

Other Fees	2,783	3,015

Total Fees	54,701	51,050

Earnings in Equity Investments	398	582
Gain on Sale of Loans, Net	296	695
Gain on Sale of Investments, Net	3	5

Total Fees and Other Income	55,398	52,332

Total Revenue	105,546	96,570

Provision for Loan Losses	3,738	745

Salaries and Benefits	50,312	46,672
Occupancy and Equipment	8,708	8,103
Professional Services	3,953	4,129
Marketing and Business Development	2,548	2,834
Contract Services and Processing	1,696	1,608
Amortization of Intangibles	3,728	3,508
Provision for off-balance sheet risks	(2,029)	422
Other	4,640	4,367

Total Operating Expense	73,556	71,643

Income before Minority Interest, Income Taxes & Impairment	28,252	24,182
Impairment of Goodwill, net of tax	—	10,054
Income before Minority Interest and Income Taxes	28,252	14,128
Minority Interest	1,509	106
Income Before Income Taxes	26,743	14,022
Income Tax Expense, Net of Impairment	9,326	9,246

Net Income	$17,417	$4,776

	Three Months Ended
	September 30, 2007	June 30, 2007
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS:

Net Income (GAAP Basis)	$17,417	$4,776

Cash Basis Earnings
Book Amortization of
Purchased Intangibles, net of tax	2,002	1,890
Cash Benefit of Tax Deductions
from Purchased Intangibles & Goodwill	1,112	1,077
Impairment of Goodwill, net of tax	—	10,054
Stock options and ESPP, net of tax	1,036	925

Total Cash Basis Adjustment	4,150	13,946

Cash Basis Earnings	$21,567	18,722

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

	Three Months Ended
	September 30, 2007	June 30, 2007
PER SHARE DATA: (In thousands, except per share data)

Calculation of Net Income for EPS:

Net Income as reported and for basic EPS	$17,417	$4,776
Interest on convertible trust preferred securities, net of tax (6)	750	—

Net Income for diluted EPS	$18,167	$4,776

Interest on convertible trust preferred securities, net of tax for Cash EPS (6)	—	$750

Calculation of Average Shares Outstanding:
Weighted average basic shares	36,976	36,616
Dilutive effect of:
Stock Options and Stock Grants, and Other	1,463	1,487
Convertible trust preferred securities (6)	3,184	—

Dilutive potential common shares	4,647	1,487
Weighted average diluted shares for EPS	41,623	38,103
Weighted average diluted shares for Cash EPS	—	41,288
Earnings per Share:
Basic	$0.47	$0.13
Diluted	$0.44	$0.13

RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.44	$0.13
Cash Basis Adjustment	$0.10	$0.34

Cash Basis Earnings Per Diluted Share	$0.54	$0.47

OPERATING RATIOS & STATISTICS:

Return on Average Equity	10.29%	2.89%
Return on Average Assets	1.07%	0.32%
Net Interest Margin	3.59%	3.47%
Core Net Interest Margin (3)	3.83%	3.72%
Total Fees and Other Income/Total Revenue	52.49%	54.19%
Efficiency Ratio	67.36%	69.80%
Loans Charged-off, Net of (Recoveries)	$90	$(525)

RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.59%	3.47%
Effect of Trust Preferred, Net	0.24%	0.25%
Core Net Interest Margin (3)	3.83%	3.72%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

	Three Months Ended September 30, 2007			Three Months Ended June 30, 2007
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE BALANCE SHEET:

AVERAGE ASSETS:
Earnings Assets
Cash and investment	$775,588	$8,631	5.01%	$735,046	$8,093	4.96%
Loans
Commercial and Construction	2,922,801	57,117	7.79%	2,628,288	50,252	7.68%
Residential Mortgage	1,733,467	26,383	6.09%	1,604,611	23,358	5.82%
Home Equity and Other Consumer	296,020	6,025	7.94%	276,672	5,442	7.83%

Total Earning Assets	5,727,876	98,156	7.20%	5,244,617	87,145	6.74%

Allowance for Loan Losses	(52,170)			(48,008)
Cash and due From Banks	80,293			54,105
Other Assets	738,978			700,054

TOTAL AVERAGE ASSETS	$6,494,977			$5,950,768

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY:

Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$563,174	$2,983	2.10%	$564,742	$3,014	2.14%
Money Market	1,836,110	15,554	3.36%	1,867,200	15,728	3.38%
Certificate of Deposits	1,067,439	13,067	4.86%	925,998	11,031	4.78%

Total Deposits	3,466,723	31,604	3.62%	3,357,940	29,773	3.56%
Junior Subordinated Debentures	507,174	5,784	5.47%	234,021	3,299	5.58%
FHLB Borrowings and Other	932,362	10,620	4.44%	863,757	9,835	4.50%

Total Interest-Bearing Liabilities	4,906,259	48,008	4.47%	4,455,718	42,907	3.85%

Non-interest Bearing Demand Deposits	762,768			706,598
Payables and Other Liabilities	148,818			126,942

Total Liabilities	5,817,845			5,289,258
Stockholders' Equity	677,132			661,510

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS' EQUITY	$6,494,977			$5,950,768

Net Interest Income		$50,148			$44,238

	September 30, 2007	June 30, 2007
Private Banking Data—Period End Data
Loans:
Boston Private Bank & Trust	$1,959,709	$1,891,545
Borel Private Bank & Trust	979,417	958,465
First Private Bank & Trust	521,730	453,435
Gibraltar Private Bank & Trust	1,326,385	1,279,403
Charter Bank	248,710	—

Deposits:
Boston Private Bank & Trust	1,825,365	1,717,913
Borel Private Bank & Trust	926,085	887,508
First Private Bank & Trust	527,171	460,947
Gibraltar Private Bank & Trust	847,070	877,469
Charter Bank	216,630	—

	Three Months Ended
	September 30, 2007	June 30, 2007
NIM:
Boston Private Bank & Trust	3.04%	3.04%
Borel Private Bank & Trust	4.43%	4.46%
First Private Bank & Trust	5.67%	5.44%
Gibraltar Private Bank & Trust	3.77%	3.69%
Charter Bank	5.10%	—

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

SAME AFFILIATES
Growth Excluding Acquisitions
	As Reported September 30, 2007	September 30, 2006	Acquisitions September 30, 2007	Same Affiliates September 30, 2007
FINANCIAL DATA:
Total Balance Sheet Assets	$6,595,539	$5,478,170	$428,531	$6,167,008
Stockholders’ Equity	690,303	619,240	43,562	646,741
Tangible Capital:
Boston Private Bank & Trust	172,652	154,988	—	172,652
Borel Private Bank & Trust	102,305	87,426	—	102,305
First Private Bank & Trust	51,257	46,115	—	51,257
Gibraltar Private Bank & Trust	86,907	75,340	—	86,907
Charter Bank	26,653	—	26,653	—
Investment Securities	620,821	536,057	54,131	566,690
Goodwill	365,862	318,417	49,849	316,013
Intangible Assets	124,442	125,601	6,558	117,884

Commercial and Construction Loans	2,974,098	2,382,898	144,450	2,829,648
Residential Mortgage Loans	1,761,538	1,486,942	95,484	1,666,054
Home Equity and Other Consumer Loans	302,360	278,971	8,776	293,584

Total Loans	5,037,996	4,148,811	248,710	4,789,286

Loans Held for Sale	2,959	5,034	—	2,959
Allowance for Loan Losses and Off-Balance Sheet Risk	56,161	47,707	2,665	53,496
Non-performing Loans	25,574	12,592	—	25,574
Repossessed Assets, Net	475	550	—	475
Other Real Estate Owned, Net	2,116	—		2,116
Total Non-performing Assets	28,165	13,142	—	28,165
Deposits	4,310,908	3,854,594	216,630	4,094,278
Borrowings	1,465,000	871,160	60,935	1,404,065

ASSETS UNDER MANAGEMENT AND ADVISORY:

Westfield Capital Management	$12,306,000	$9,074,000	—	$12,306,000
Boston Private Bank & Trust	2,784,000	2,309,000	—	2,784,000
Sand Hill Advisors	1,205,000	1,151,000	—	1,205,000
Boston Private Value Investors	870,000	914,000	—	870,000
RINET Company	1,398,000	1,202,000	—	1,398,000
Borel Private Bank & Trust	740,000	683,000	—	740,000
Dalton, Greiner, Hartman, Maher & Co.	1,780,000	2,784,000	—	1,780,000
KLS Professional Advisors Group	4,355,000	3,494,000	—	4,355,000
Gibraltar Private Bank & Trust	1,046,000	888,000	—	1,046,000
Anchor Capital Holdings	7,648,000	5,806,000	—	7,648,000
First Private Bank & Trust	22,000	—	—	22,000
Bingham, Osborn, & Scarborough (1)	2,098,000	1,634,000	—	2,098,000
Less: Inter-company Relationship	(254,000)	(211,000)	—	(254,000)

Consolidated Affiliate Assets Under Management and Advisory	$35,998,000	$29,728,000	—	$35,998,000

Coldstream Capital Management	1,188,000	1,000,000	—	1,188,000

Total Assets Under Management and Advisory	$37,186,000	$30,728,000	$0	$37,186,000

	Three Months Ended
	As Reported September 30, 2007	September 30, 2006	Acquisitions September 30, 2007	Same Affiliates September 30, 2007
OPERATING RESULTS :
Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$51,969	$44,646	$3,789	$48,180
FTE Adjustment	1,821	1,488	—	1,821

Net Interest Income	50,148	43,158	3,789	46,359

Investment Management & Trust Fees:
Westfield Capital Management	19,405	14,238	—	19,405
Boston Private Bank & Trust	4,021	3,352	—	4,021
Boston Private Value Investors	1,737	1,701	—	1,737
Borel Private Bank & Trust	1,256	1,149	—	1,256
Gibraltar Private Bank & Trust	2,051	1,640	—	2,051
Dalton, Greiner, Hartman, Maher & Co.	4,079	6,559	—	4,079
First Private Bank & Trust	25	—	—	25
Anchor Capital Holdings	9,229	6,854	—	9,229

Total Investment Management & Trust Fees	41,803	35,493	—	41,803
Wealth Advisory Fees:
RINET Company	2,403	2,029	—	2,403
Sand Hill Advisors	1,629	1,539	—	1,629
KLS Professional Advisors Group	3,760	3,155	—	3,760
Bingham, Osborn, & Scarborough (1)	2,271	—	—	2,271
Other	52	51	—	52

Total Wealth Advisory Fees	10,115	6,774	—	10,115

Other Fees	2,783	2,038	170	2,613

Total Fees	54,701	44,305	170	54,531

Earnings in Equity Investments	398	528	—	398
Gain on Sale of Loans, Net	296	556	—	296
Gain on Sale of Investments, Net	3	—	—	3

Total Fees and Other Income	55,398	45,389	170	55,228

Total Revenue	105,546	88,547	3,959	101,587

Provision for Loan Losses	3,738	2,325	119	3,619

Salaries and Employee Benefits	50,312	42,244	1,486	48,826
Occupancy and Equipment	8,708	7,695	291	8,417
Professional Services	3,953	3,161	112	3,841
Marketing and Business Development	2,548	1,842	86	2,462
Contract Services and Processing	1,696	1,301	74	1,622
Amortization of Intangibles	3,728	3,736	212	3,516
Provision for off-balance sheet risks	(2,029)	(102)	—	(2,029)
Other	4,640	3,805	341	4,299

Total Operating Expense	73,556	63,682	2,602	70,954

Income before Minority Interest, Income Taxes & Impairment	28,252	22,540	1,238	27,014
Impairment of Goodwill, net of tax	—	—	—	—
Income before Minority Interest and Income Taxes	28,252	22,540	1,238	27,014
Minority Interest	1,509	1,120	—	1,509
Income Before Income Taxes	26,743	21,420	1,238	25,505
Income Tax Expense	9,326	7,770	392	8,934

Net Income	$17,417	$13,650	$846	$16,571

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In thousands, except share data)

(Unaudited)

	Nine Months Ended
	As Reported September 30, 2007	September 30, 2006	Acquisitions September 30, 2007	Same Affiliates September 30, 2007
OPERATING RESULTS:

Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$142,949	$134,316	$3,825	$139,124
FTE Adjustment	5,178	4,188	—	5,178

Net Interest Income	137,771	130,128	3,825	133,946

Investment Management & Trust Fees:
Westfield Capital Management	54,814	41,877	—	54,814
Boston Private Bank & Trust	11,564	10,240	—	11,564
Boston Private Value Investors	5,236	5,057	—	5,236
Borel Private Bank & Trust	3,624	3,196	—	3,624
Gibraltar Private Bank & Trust	5,946	4,715	—	5,946
Dalton, Greiner, Hartman, Maher & Co.	12,586	21,139	—	12,586
First Private Bank & Trust	74	—	—	74
Anchor Capital Holdings	25,965	9,119	13,907	12,058

Total Investment Management & Trust Fees	119,809	95,343	13,907	105,902
Wealth Advisory Fees:
RINET Company	6,913	6,046	—	6,913
Sand Hill Advisors	5,028	4,642	—	5,028
KLS Professional Advisors Group	10,756	9,039	—	10,756
Bingham, Osborn, & Scarborough (1)	2,271	—	—	2,271
Other	148	149	—	148

Total Wealth Advisory Fees	25,116	19,876	—	25,116

Other Fees	8,246	5,532	278	7,968

Total Fees	153,171	120,751	14,185	138,986

Earnings in Equity Investments	1,663	1,519	—	1,663
Gain on Sale of Loans, Net	1,523	1,538	—	1,523
Gain on Sale of Investments, Net	11	—	6	5

Total Fees and Other Income	156,368	123,808	14,191	142,177

Total Revenue	294,139	253,936	18,016	276,123

Provision for Loan Losses	5,659	5,192	119	5,540

Salaries and Employee Benefits	143,584	121,827	8,686	134,898
Occupancy and Equipment	24,685	21,249	601	24,084
Professional Services	11,288	9,696	193	11,095
Marketing and Business Development	7,980	6,540	363	7,617
Contract Services and Processing	4,740	3,804	163	4,577
Amortization of Intangibles	10,785	9,775	1,644	9,141
Provision for off-balance sheet risks	(1,444)	599	—	(1,444)
Other	13,122	11,922	534	12,588

Total Operating Expense	214,740	185,412	12,184	202,556

Income before Minority Interest, Income Taxes & Impairment	73,740	63,332	5,713	68,027
Impairment of Goodwill, net of tax	10,054	—	—	10,054
Income before Minority Interest and Income Taxes	63,686	63,332	5,713	57,973
Minority Interest	2,529	2,679	891	1,638
Income Before Income Taxes	61,157	60,653	4,822	56,335
Income Tax Expense	25,830	21,888	1,910	23,920

Net Income	$35,327	$38,765	$2,912	$32,415

(1)	The Company went from a minority to majority ownership of Bingham, Osborn, and Scarborough in Q3 2007. Prior period financial information is included with Earnings in Equity Investments. Prior period AUM data is shown for comparative purposes as being included with the consolidated Company.
(2)	The Company calculates its cash earnings by adjusting net income to exclude the amortization of the purchased intangibles (net of tax), the tax benefit on the portion of the purchase price which is deductible over a 15 year life, impairment, and certain non-cash share based compensation plans (net of tax). The tax savings are deferred under GAAP accounting but are included in cash earnings since the tax savings (lower tax payment) will be retained unless the acquired company is sold. The Company uses certain non-GAAP financial measures, such as Cash Earnings, to provide information for investors to effectively analyze financial trends of ongoing business activities.
(3)	The Company defines Core Net Interest Margin as Net Interest Margin excluding the interest expense on the Junior Subordinated Debentures and a portion of the convertible bond that was used for the purchase of Charter Bank. The Company utilizes Trust Preferred Securities to assist in the funding of acquisitions and believes it is useful to compare Net Interest Margin excluding the impact of this acquisition funding vehicle.
(4)	The Company calculates Return on Average Equity on a cash basis as Cash Basis Earnings divided by Average Equity.
(5)	The Company calculates Return on Average Assets on a cash basis as Cash Basis Earnings divided by Average Assets.
(6)	The convertible trust preferred debt was anti-dilutive for the 2nd quarter of 2007 and therefore excluded from diluted earnings per share, but dilutive for the year-to-date computation and therefore included. The separate evaluations for quarterly and year-to-date computations may result in year-to-date earnings per share that do not equal the sum of the quarterly earnings per share.